UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	2-76219-NY	87-0564462
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3355 Bee Caves Road, Suite 608 Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information provided under Item 5.01 in this Current Report on Form 8-K regarding the employment agreement with Fred Smith is incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, the Board of Directors of the Victory Energy Corporation (the “Company”), appointed Fred Smith to serve as the Company’s Chief Financial Officer and Controller.

Mr. Smith, age 62, has worked as an independent consultant since December 2013. Prior to that, Mr. Smith worked as Senior Vice President and Chief Accounting Officer of Magnum Hunter Resources from October 2012 to September 2013. Previously, Mr. Smith served as the Corporate Controller of Pioneer Natural Resources from November 2008 to October 2012, where he was responsible for financial reporting, capital and operating expense reporting and application process controls. Mr. Smith has worked for variety of energy companies during his career ranging from small privately held companies to major upstream entities. Fred has a B.S. in Accounting from the University of New Orleans and is a CPA – having worked for Ernst & Young as a senior auditor from 1974 to 1978.

On May 27, 2014, the Company entered into an employment agreement with Mr. Smith, pursuant to which Mr. Smith is entitled to receive an annual base salary of $180,000 paid in accordance with Company payroll practices. Mr. Smith will also participate in the Company’s employee benefit plans made available to its executive officers generally.

On June 2, 2014, Mr. Smith was granted a Nonstatutory Stock Option (the “Option”) covering 150,000 shares of the Company’s common stock under the Company’s 2014 Long Term Incentive Plan (the “Plan”). The Option will have a price of $.30 and will vest over a 3-year period on each anniversary of the date of grant with 100% vesting accelerated for certain events such as a change in control of the Company.

The foregoing description is qualified in its entirety by reference to the full text of the employment agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 2, 2014, the Company issued a press release announcing the appointment of Mr. Smith. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instructions B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement between Victory Energy Corporation and Fred Smith dated May 27, 2014.

99.1	Press Release dated June 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Dated: June 2, 2014	/s/ Kenneth Hill
Kenneth Hill Chief Executive Officer